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                                                                    EXHIBIT 10.2

                          MILCOM INTERNATIONAL, INC.

                            STOCK OPTION AGREEMENT

          THIS STOCK OPTION AGREEMENT ("Agreement") is entered into as of the ______ day of _____________, 19__ between MILCOM INTERNATIONAL, INC., a Delaware corporation (the "Corporation"), and __________________ (the "Optionee").

                                R E C I T A L S
                                - - - - - - - -

          A. The Board of Directors of the Corporation (the "Board") has established the Corporation's 1995 Stock Option Plan (the "Plan") in order to provide key employees of the Corporation with a favorable opportunity to acquire shares of the Corporation's common stock ("Stock").

          B. The Board regards the Optionee as a key employee as contemplated by the Plan and has determined that it would be in the best interests of the Corporation and its stockholders to grant the option described in this Agreement to the Optionee as an inducement to remain in the service of the Corporation, and as an incentive for increasing efforts during such service.

          NOW, THEREFORE, it is agreed as follows:

          1.   Definitions and Incorporation. Unless otherwise defined herein
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or the context otherwise requires, the capitalized terms used in this Agreement shall have the meanings given to such terms in the Plan. The Plan is hereby incorporated in and made a part of this Agreement as if fully set forth herein. The Optionee hereby acknowledges that he has received a copy of the Plan.

          2.   Grant of Options. Pursuant to the Plan, the Corporation hereby
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grants to the Optionee as of the date hereof the option to purchase all or any part of an aggregate of ______________________ (__________) shares of Stock (the "Option"), subject to adjustment in accordance with Section 9 of the Plan. The Option is intended to be a Nonstatutory Stock Option. If the Corporation elects to grant additional shares of Stock to the Optionee, the parties shall sign an additional agreement.
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          3.   Option Price. The price to be paid for Stock upon exercise of
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the Option or any part thereof shall be Six Dollars ($6.00) (the "Exercise
Price").

          4.   Right to Exercise. Subject to the conditions set forth in this
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Agreement, the right to exercise the Option shall accrue in accordance with
Schedule 1 attached hereto and hereby made a part hereof.

          5.   Securities Law Requirements. No part of the Option shall be
               ---------------------------
exercised if counsel to the Corporation determines that any applicable registration requirement under the Securities Act of 1933 (the "Act") or any other applicable requirement of Federal or state law has not been met.

          6.   Term of option. The Option shall terminate in any event on the
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earliest of (a) the _____ day of __________, at 11:59 P.M. California time, (b)
the expiration of the period described in Section 7 below, (c) the expiration of the period described in Section 8 below or (d) the expiration of the period described in Section 9 below. The Option shall also terminate as provided in the Plan or elsewhere in this Agreement.

          7.   Exercise Following Cessation of Employment. If Optionee ceases
               ------------------------------------------
to be an Employee for any reason other than his death, Disability or Retirement, such Optionee shall have the right, subject to the restrictions referred to in
Section 6. above, to exercise the Option at any time within ninety (90) days after cessation of employment, but, except as otherwise provided herein, only to the extent that, at the date of cessation of employment, the Optionee's right to exercise such Option had vested in accordance with Schedule 1 and had not previously been exercised.

          8.   Exercise Following Death or Disability. If the Optionee's
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employment with the Corporation ceases by reason of the Optionee's death or
Disability, or if the Optionee dies after cessation of employment but while the Option would have been exercisable hereunder, the Option (to the extent it is vested in accordance with Schedule i at the time of cessation and not yet exercised) may be exercised within one hundred eighty (180) days after the date of the Optionee's death or cessation by reason of Disability. In the case of death, the exercise may be made by his representative or by the person entitled thereto under the Optionee's will or the laws of descent and distribution; provided that such representative or such person consents in

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writing to abide by and be subject to the terms of the Plan and this Agreement and such writing is delivered to the President or Chairman of the Corporation.

          9.   Exercise Following Retirement. If the Optionee's employment with
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the Corporation ceases by reason of Retirement, the Option (to the extent it is vested in accordance with Schedule I at the time of cessation and not yet exercised) may be exercised within ninety (90) days after the date of the Optionee's Retirement.

          10.  Time of Cessation of Service. For the purposes of this Agreement,
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the Optionee's employment shall be deemed to have ceased on the date when the
Optionee's employment in fact ceased.

          11.  Nontransferability. The Option shall be exercisable during the
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Optionee's lifetime only by the Optionee or the Optionee's guardian or legal representative and shall be nontransferable, except that the Optionee may transfer all or any part of the Option by will or by the laws of descent and distribution. Except as otherwise provided herein, any attempted alienation, assignment, pledge, hypothecation, attachment, execution or similar process, whether voluntary or involuntary, with respect to all or any part of the Option or any right thereunder, shall be null and void and, at the Corporation's option, shall cause all of the Optionee's rights under this Agreement to terminate.

          12.  Merger, Sale of Assets, Liquidation. Subject to any required
               -----------------------------------
action by stockholders, if the Corporation shall merge with another company and the Corporation is the surviving corporation in such merger and under the terms of such merger the shares of common stock outstanding immediately prior to the merger remain outstanding and unchanged, each outstanding Option shall continue to apply to the Shares subject thereto and shall also pertain and apply to any additional securities and other property, if any, to which a holder of the number of Shares subject to the Option would have been entitled as a result of the merger. If the Corporation sells substantially all of its assets or merges (other than a merger of the type described in the immediately preceding sentence) or consolidates with or into another corporation, the Option shall terminate, but only after the Optionee (or the successor in interest) has been given, for the period of twenty (20) days ending five (5) days before the effective date of the sale, merger, or consolidation (or such longer period as the Administrator may specify), the right to exercise any unexpired portion of

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the Option in full or in part, but only to the extent that, on the date of such sale, disposition or merger, the Optionee's right to exercise the Option has vested in accordance with Schedule 1 and has not previously been exercised. Any other dissolution or liquidation of the Corporation shall cause the Options to terminate.

          13.  Effect of Exercise. Upon exercise of all or any part of the
               ------------------
Option, the number of Shares subject to the Option under this Agreement shall be reduced by the number of Shares with respect to which such exercise is made.

          14.  Exercise of Option. Optionee's Option may be exercised only upon
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delivery to the Secretary, or other designated employee of the Corporation, of a written notice of exercise. Such notice shall specify the number of Shares which the Option is then being exercised and shall be accompanied by payment in cash of the full purchase price. In the event the Option is being exercised by a person other than the Optionee, such person must provide the Corporation with proof of his/her right to exercise the Option and any other pertinent data as the Corporation may deem necessary. The contemplated form of notice of exercise is attached hereto as Exhibit "A."

          15.  Withholding Taxes. The Corporation will require the Optionee to
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deliver payment, upon exercise of the Option, of any withholding taxes (in addition to the Purchase Price) with respect to the difference between the Purchase Price and the Fair Market Value of the Stock acquired upon exercise, in cash or some other form satisfactory to the Corporation.

          16.  Issuance of Shares. Subject to the foregoing conditions, the
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Corporation, as soon as reasonably practicable after receipt of a proper notice of exercise and without transfer or issue tax or other incidental expense to the person exercising the Option, shall deliver to such person at the principal office of the Corporation, or such other location as may be acceptable to the Corporation and such person, one or more certificates for the Shares with respect to which the Option is exercised. Such Shares shall be fully paid and nonassessable and shall be issued in the name of such person.

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          17.  Restrictions on Shares.
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               17.1 Right of First Refusal. In the event Optionee desires to
                    ----------------------
transfer any Shares which he or she has purchased pursuant to this Agreement, Optionee shall deliver to the Corporation written notice of his or her intention to transfer such Shares (the "Notice") together with a copy of a signed and binding offer by the proposed transferee. The Notice shall state the name and address of the proposed transferee, the number of Shares to be transferred, the price per Share, and the other terms of such transfer. For thirty (30) days following delivery of the Notice, the Corporation shall have the option to purchase all (but not less than a11) of the Shares proposed to be sold by Optionee at the price and terms stated in the Notice. Such option is exercisable by delivery of written notice to Optionee within such thirty (30) day period. Any Shares not purchased by the Corporation may, for a period of sixty (60) days commencing on the expiration of the Corporation's option to purchase such Shares, be sold to the proposed transferee at the price and upon the terms specified in the Notice. Shares which are not sold by Optionee within such sixty
(60) day period shall again become subject to the notice and option provisions of this Section 17.1. Any transfer of Shares by Optionee or any successive transferee shall be conditioned upon the transferee granting the Corporation a right of first refusal under the terms set forth in this Section 17.1. The Corporation's rights under this Section 17.1 shall terminate if the Corporation's common stock becomes publicly traded.

          18.  Lock-Up. In the event that the Corporation files a registration
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statement with respect to an underwritten public offering under the Act in which any class of the Corporation's equity securities is to be offered, the Optionee shall not make any public sale or distribution of any shares of the Stock or any of the Corporation's other equity securities, or of any securities convertible into, or exchangeable or exercisable for such securities, during the period beginning ninety (90) days prior to the filing of such registration statement with the Securities and Exchange Commission and ending on such date after such registration statement has become effective as shall be specified by the managing underwriter of such public offering.

          19.  No Rights as to Service. Nothing in this Agreement shall be
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construed to give any person the right to remain in the employ or service of the
Company or any Subsidiary or to affect the absolute and unqualified right of

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the Company and any Subsidiaries to terminate such person's employment or service relationship at any time for any reason or no reason and with or without cause or prior notice.

          20.  Rights as a Stockholder. Neither the Optionee nor any other
               -----------------------
person entitled to exercise the Option shall have any rights as a stockholder of the Corporation with respect to the Stock subject to the Option until a certificate for such Shares has been issued to him following the exercise of the Option.

          21.  Optionee's Right to Financial Statements. The Corporation shall
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provide financial statements of the Corporation to the Optionee at least annually during the period the Optionee holds any outstanding Option.

          22.  Investment Representation. This Option is granted to the Optionee
               -------------------------
on the condition that all purchases of Shares will be for investment purposes, and not with a view to resale or distribution, except pursuant to registration or qualification pursuant to applicable state and Federal securities laws. Any Shares issued under this Option shall be specifically subject to such restrictive provisions as the Board may from time to time deem necessary in order to fully comply with all applicable securities laws. The Optionee understands that the Corporation is not presently taking actions to register the shares to be obtained upon the exercise of the Options, is under no obligation to do so, and has no present intention of doing so.

          23.  Notices. Any notice to the Corporation contemplated by this
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Agreement shall be in writing and shall be addressed to it in care of its
Secretary, or at such other address as the Corporation may specify in a notice to the Optionee; and any notice to the Optionee shall be in writing and shall be addressed to him or her at the address on file with the Corporation on the date hereof or at such other address as he or she may hereafter designate in writing. Notice shall be deemed to have been given upon receipt or, if sooner, five (5) days after such notice has been deposited, postage prepaid, certified or registered mail, return receipt requested, in the United States mail addressed to the address specified in the immediately preceding sentence.

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          24.  Interpretation. The interpretation, construction, performance and
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enforcement of this Agreement and of the Plan shall lie within the sole discretion of the Administrator, and the Administrator's determinations shall be conclusive and binding on all interested persons.

          25.  Arbitration. Any controversy or dispute regarding this Agreement
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shall be settled by arbitration pursuant to the terms of this Section 24. The arbitration shall proceed in accordance with the laws of the State of California. Any party seeking arbitration shall give a written demand for arbitration to the other parties by registered or certified mail. The demand shall set forth a statement of the nature of the dispute, the amount involved, and the remedies sought. No later than twenty (20) calendar days after the demand for arbitration is served, the parties shall obtain an arbitrator through the Judicial Arbitration and Mediation Service, Inc. As rules for the arbitration, the arbitrator shall apply the provisions of Sections 1282 through 1284.2 of the California Code of Civil Procedure and the parties may pursue discovery in accordance with California Code of Civil Procedure Section 1283.05. No later than ten (10) days after the arbitrator is appointed, the arbitrator shall schedule the arbitration for a hearing to commence on a mutually convenient date. The hearing shall commence no later than one hundred twenty
(120) days after the arbitrator is appointed and shall continue from day to day until completed. The arbitration award shall be final and binding regardless of whether one of the parties fails or refuses to participate in the arbitration.



                           (Signature page follows)

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          IN WITNESS WHEREOF, each of the parties hereto has executed this
Agreement, in the case of the Corporation by its duly authorized officer, as of the day and year first above written.

                                 "Corporation"

                                 MILCOM INTERNATIONAL, INC.,
                                 a Delaware corporation

                                 By:______________________________________

                                 Its:_____________________________________


                                 "Optionee"


                                 _________________________________________

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